Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER UNDER 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Simo, the Chief Executive Officer of Orange 21 Inc. (the “Company”), certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Annual Report of the Company on Form 10-K for the year ended December 31, 2007 (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2008

By:	/s/ Jerry Collazo
Jerry Collazo
Chief Financial Officer
(Principal Financial Officer)